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                                                                EXHIBIT 4(C)

                             OVERSEAS PARTNERS LTD.

                              INCORPORATED IN THE
                          ISLANDS OF BERMUDA UNDER THE
              COMPANIES (INCORPORATION BY REGISTRATION) ACT, 1970

COMMON STOCK                                SEE REVERSE FOR CERTAIN DEFINITIONS

           THIS CERTIFIES THAT



           IS THE OWNER OF

                    FULLY PAID AND NON-ASSESSABLE SHARES OF
               THE PAR VALUE OF $.10 EACH OF THE COMMON STOCK OF

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                            OVERSEAS PARTNERS LTD.,
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transferable only in accordance with the Memorandum of Association and the
Bye-laws of the said Company. Given under the Common Seal of the Company as of the date of this Certificate.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


Dated:


                                     [SEAL]




/s/                                      /s/
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           SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER




                                                COUNTERSIGNED AND REGISTERED:
                                                FIRST UNION NATIONAL BANK
                                                (PHILADELPHIA, PA)

                                                TRANSFER AGENT AND REGISTRAR


                                                BY

                                                      AUTHORIZED SIGNATURE
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The sale or other transfer of shares of the Company, or any interest therein, as represented by this certificate, whether voluntary or involuntary or by operation of law, is subject to a right to purchase by the Company as more fully provided for in the Bye-laws of the Company. The holder of this certificate is hereby put on notice that any transfer or sale of the shares represented by this certificate in violation of said right of purchase will be null and void and of no force or effect whatsoever. Copies of the Bye-laws of the Company are available for inspection during business hours at the Company's principal place of business.

In addition to the right of purchase in connection with the sale or transfer of the shares of the Company or any interest therein stated above, the Company has the right to purchase the shares of the Company represented by this certificate in certain circumstances. Any transferee of these shares shall hold them subject to such rights.

The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.


For value received_____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated_________________________________



                                               _________________________________


In Presence of:



______________________________________


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.